Exhibit 99.(d)(11)

APPENDIX A

TO

SUB-ADVISORY AGREEMENT

Effective as of December 18, 2025

FUNDS FOR WHICH MELLON INVESTMENTS CORPORATION ACTS AS SUB-ADVISER

APPENDIX B-1 FUNDS:

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Fund (f/k/a WisdomTree U.S. Earnings 500 Fund)

WisdomTree U.S. MidCap Fund (f/k/a WisdomTree U.S. MidCap Earnings Fund)

WisdomTree U.S. SmallCap Fund (f/k/a WisdomTree U.S. SmallCap Earnings Fund)

WisdomTree U.S. Value Fund (f/k/a WisdomTree U.S. Quality Shareholder Yield Fund)

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Cloud Computing Fund

WisdomTree U.S. Quality Growth Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree U.S. Multifactor Fund

WisdomTree Private Credit and Alternative Income Fund (f/k/a WisdomTree Alternative Income Fund)

WisdomTree Bianco Total Return Fund

WisdomTree U.S. SmallCap Quality Growth Fund

WisdomTree U.S. MidCap Quality Growth Fund

WisdomTree 1-3 Year Laddered Treasury Fund

WisdomTree 7-10 Year Laddered Treasury Fund

APPENDIX B-2 FUNDS:

WisdomTree Global High Dividend Fund

WisdomTree New Economy Real Estate Fund (f/k/a WisdomTree Global ex-U.S. Real Estate Fund)

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree True Developed International Fund (f/k/a WisdomTree International LargeCap Dividend Fund)

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Growth Fund (f/k/a WisdomTree Global ex-U.S. Quality Dividend Growth Fund)

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Japan Opportunities Fund (f/k/a WisdomTree Japan Hedged SmallCap Equity Fund)

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree China ex-State-Owned Enterprises Fund
WisdomTree Europe Quality Dividend Growth Fund

A-1

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree European Opportunities Fund (f/k/a WisdomTree Europe Hedged Small Cap Equity Fund)

WisdomTree Dynamic International Equity Fund (f/k/a WisdomTree Dynamic Currency Hedged International Equity Fund)

WisdomTree Dynamic International SmallCap Fund (f/k/a WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund)

WisdomTree International Quality Dividend Growth Fund

WisdomTree Cybersecurity Fund

WisdomTree BioRevolution Fund

WisdomTree Artificial Intelligence and Innovation Fund

WisdomTree True Emerging Markets Fund (f/k/a WisdomTree Emerging Markets ex-China Fund)

WisdomTree GeoAlpha Opportunities Fund

WisdomTree Asia Defense Fund

WisdomTree Europe Defense Fund
WisdomTree Global Defense Fund

APPENDIX B-3 FUNDS:

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree India Hedged Equity Fund

APPENDIX B-4 FUNDS:

WisdomTree U.S. Efficient Core Fund (f/k/a WisdomTree 90/60 U.S. Balanced Fund)

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Multifactor Fund

WisdomTree Emerging Markets Efficient Core Fund

WisdomTree International Efficient Core Fund

WisdomTree Efficient Gold Plus Equity Strategy Fund

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund

WisdomTree Efficient TIPS Plus Gold Fund

Remainder of page intentionally left blank

A-2

The Investment Adviser hereby appoints Mellon Investments Corporation, and Mellon Investments Corporation hereby accepts appointment, as the Sub-Adviser for the Fund(s) set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

WISDOMTREE ASSET MANAGEMENT, INC.	MELLON INVESTMENTS CORPORATION

By: /s/Jonathan Steinberg	By: /s/Stephanie Hill
Name: Jonathan Steinberg	Name: Stephanie Hill
Title: CEO	Title: Managing Director, Head of Index

A-3

APPENDIX B-1 TO

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

Effective as of December 18, 2025

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Fund (f/k/a WisdomTree U.S. Earnings 500 Fund)

WisdomTree U.S. MidCap Fund (f/k/a WisdomTree U.S. MidCap Earnings Fund)

WisdomTree U.S. SmallCap Fund (f/k/a WisdomTree U.S. SmallCap Earnings Fund)

WisdomTree U.S. Value Fund (f/k/a WisdomTree U.S. Quality Shareholder Yield Fund)

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Cloud Computing Fund

WisdomTree U.S. Quality Growth Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree U.S. Multifactor Fund

WisdomTree Private Credit and Alternative Income Fund (f/k/a WisdomTree Alternative Income Fund)

WisdomTree Bianco Total Return Fund

WisdomTree U.S. SmallCap Quality Growth Fund

WisdomTree U.S. MidCap Quality Growth Fund

WisdomTree 1-3 Year Laddered Treasury Fund
WisdomTree 7-10 Year Laddered Treasury Fund

WISDOMTREE ASSET MANAGEMENT, INC.	MELLON INVESTMENTS CORPORATION

By:/s/ Jonathan Steinberg	By:/s/Stephaine Hill
Name: Jonathan Steinberg	Name: Stephanie Hill
Title: CEO	Title: Managing Director, Head of Index

B-1

APPENDIX B-2

TO

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

Effective as of December 18, 2025

WisdomTree Global High Dividend Fund

WisdomTree New Economy Real Estate Fund (f/k/a WisdomTree Global ex-U.S. Real Estate Fund)

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree True Developed International Fund (f/k/a WisdomTree International LargeCap Dividend Fund)

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Growth Fund (f/k/a WisdomTree Global ex-U.S. Quality Dividend Growth Fund)

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Japan Opportunities Fund (f/k/a WisdomTree Hedged Japan SmallCap Equity Fund)

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree European Opportunities Fund (f/k/a WisdomTree Europe Hedged SmallCap Equity Fund)

WisdomTree Dynamic International Equity Fund (f/k/a WisdomTree Dynamic Currency Hedged International Equity Fund)

WisdomTree Dynamic International SmallCap Fund (f/k/a WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund)

WisdomTree International Quality Dividend Growth Fund

WisdomTree Cybersecurity Fund

WisdomTree BioRevolution Fund

WisdomTree Artificial Intelligence and Innovation Fund

WisdomTree True Emerging Markets Fund (f/k/a WisdomTree Emerging Markets ex-China Fund)

WisdomTree GeoAlpha Opportunities Fund

WisdomTree Asia Defense Fund

WisdomTree Europe Defense Fund

WisdomTree Global Defense Fund
WisdomTree Quantum Computing Fund

WISDOMTREE ASSET MANAGEMENT, INC.	MELLON INVESTMENTS CORPORATION

By: /s/Jonathan Steinberg	By: /s/Stephanie Hill
Name: Jonathan Steinberg	Name: Stephanie Hill
Title: CEO	Title: Managing Director, Head of Index

B-2

APPENDIX B-3

TO

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

Effective as of January 1, 2025

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree India Hedged Equity Fund

B-3

APPENDIX B-4

TO

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

Effective as of December 18, 2025

WisdomTree U.S. Efficient Core Fund (f/k/a WisdomTree 90/60 U.S. Balanced Fund)

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Multifactor Fund

WisdomTree Emerging Markets Efficient Core Fund

WisdomTree International Efficient Core Fund

WisdomTree Efficient Gold Plus Equity Strategy Fund

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund

WisdomTree Efficient TIPS Plus Gold Fund

WISDOMTREE ASSET MANAGEMENT, INC.	MELLON INVESTMENTS CORPORATION

By: /s/Jonathan Steinberg	By: /s/Stephanie Hill
Name: Jonathan Steinberg	Name: Stephanie Hill
Title: CEO	Title: Managing Director, Head of Index

B-4-1